SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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VERTRUE INCORPORATED

(Name of Registrant as Specified in its Charter)

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VERTRUE INCORPORATED
680 Washington Boulevard
Stamford, Connecticut  06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 17, 2005

          The 2005 Annual Meeting of Stockholders of Vertrue Incorporated (the “Company”) will be held at the Westin Hotel, 1 First Stamford Place, Stamford, Connecticut 06902 at 9:30 a.m., local time, to consider and act upon the following matters:

1.	To elect all members of the Board of Directors for a term of one year;

2.	To consider and vote on an amendment to the Vertrue Incorporated 2004 Long-Term Incentive Plan;

3.	To consider and vote on the adoption of the Vertrue Incorporated 2005 Equity Incentive Plan;

4.	To ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          Stockholders of record at the close of business on September 23, 2005 will be entitled to notice of and to vote at the meeting or any adjournment thereof.  The stockholder register of the Company at the record date will be open for examination as required by Delaware law.

By Order of the Board of Directors,

James B. Duffy
Secretary

Stamford, Connecticut
October 17, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE.  NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

VERTRUE INCORPORATED
680 Washington Boulevard
Stamford, Connecticut 06901

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 17, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to stockholders of record at the close of business on September 23, 2005 for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 17, 2005 and at any adjournments of that meeting.  This Proxy Statement is to be mailed on or about October 19, 2005.  All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

The Company’s 2005 Annual Report to Stockholders and Annual Report on Form 10-K are being mailed to stockholders together with this Proxy Statement.

Voting Securities and Votes Required

At the close of business on September 23, 2005, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 9,721,974 shares of Common Stock, constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

The presence or representation by proxy of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of Common Stock representing a majority of the votes cast on a matter at the Annual Meeting is required to approve each of the matters set forth in the accompanying Notice of Annual Meeting.

Shares that abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a certain percentage of the shares voting on the matter.

PROPOSAL 1

ELECTION OF DIRECTORS

The persons named in the enclosed proxy will vote to elect each of the persons nominated as directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect.  The Company has a Corporate Governance and Nominating committee and all nominations are approved by the Board of Directors.  Each nominee has indicated his willingness to serve, if elected, but if any nominee should be unable to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the nominees.

Set forth below are the name, age and certain other information with respect to each of the directors.

Alec L. Ellison, 42, has been a director of the Company since 1989.  Mr. Ellison has been affiliated with Broadview International LLC, an investment bank, since 1988 and has served as a Managing Director since 1993 and President since 2001.  As of December 2003, Broadview International became a Division of Jefferies & Co., an investment banking firm.  Mr. Ellison holds a B.A. from Yale University and an M.B.A. from Harvard Business School, where he was a Baker Scholar.

Joseph E. Heid, 59, has been a director of the Company since 2004 and served as Chairman, President and Chief Executive Officer of Esprit de Corp from 1999 to 2002.  From 1997 to 1999, he served as President of Revlon International.  He previously served as Senior Vice President of Sara Lee Corporation and CEO and President of Sara Lee’s Personal Products Group of North America.  Mr. Heid currently serves as a director of UST Inc.  He is a certified public accountant and holds a B.B.A. from St. John’s University.

Gary A. Johnson, 50, a co-founder of the Company, has served as President, Chief Executive Officer and a director of the Company since its inception in 1989.  Mr. Johnson received a B.S. from Tufts University and an M.B.A. from Harvard Business School.

Robert Kamerschen, 69, has been a director of the Company since 2002 and is the retired Chairman and Chief Executive Officer of ADVO, Inc., a full service targeted direct mail advertising company where he served as CEO from 1988 to 1999, as well as a private investor and strategic consultant.  He also served as Chairman and CEO of DIMAC Corporation, a full service direct marketing company from 1999 to 2002.  DIMAC Corporation filed a voluntary petition for reorganization under the U.S. bankruptcy laws in April 2000 and successfully emerged from bankruptcy in February 2001.  Mr. Kamerschen has also served in key leadership roles in a number of prominent sales and marketing driven businesses involving significant turnaround and/or transformation initiatives. Mr. Kamerschen currently serves on the boards of the following public companies:  IMS Health Incorporated, Linens ’n Things, Inc., RadioShack Corporation, MDC Partners, Inc. and R.H. Donnelley Corporation.  Mr. Kamerschen received a B.S. and M.B.A from Miami University (Ohio).

Michael T. McClorey, 46, has been a director of the Company since 2001.  Mr. McClorey served as President of Health Services Marketing, an operating unit of Catalina Marketing Corporation, a targeted marketing firm, and as a member of the Office of the President from 2000 to 2002.  He also served as President and Chief Executive Officer of Health Resource Publishing Company, a subsidiary of Catalina Marketing Corporation, from 1995 to 2002.  Mr. McClorey holds a B.B.A. in finance from the University of Cincinnati.

Edward M. Stern, 46, has been a director of the Company since 2002.  Since 2004, Mr. Stern has served as the President and Chief Executive Officer of Neptune Regional Transmission System, LLC, a company which is constructing an approximately $600 million, 660 megawatt, 65 mile undersea electric transmission system that will interconnect Sayreville, New Jersey with Long Island, New York.  From 1991 through 2004, Mr. Stern was employed by Enel North America, Inc., (a subsidiary of Enel SpA, an Italian electric utility company) and its predecessor, CHI Energy, Inc., an energy company which owned or operated nearly one hundred power plants in seven countries, specializing in renewable energy technologies including hydroelectric projects and wind farms.  While at Enel North America, Inc. and CHI Energy, Inc., Mr. Stern served as General Counsel and, commencing in 1999, as President, Director and Chief Executive Officer.  Mr. Stern currently serves on the Board of Directors of Energy Photovoltaics, Inc., a Princeton, NJ based manufacturer of solar energy products and systems.  Mr. Stern received B.A., J.D. and M.B.A. degrees from Boston University and is a member of the Massachusetts Bar and the Federal Energy Bar.

Marc S. Tesler, 59, has been a director of the Company since 1996.  From 1995 to 2001, he was a general partner of Technology Crossover Ventures, L.P., a private partnership specializing in information technology investments.  Mr. Tesler received his B.S. from the University of Massachusetts and his M.B.A. from New York University.

Board and Committee Meetings

The Board of Directors held ten meetings during fiscal 2005.  All incumbent directors attended more than 75% of the Board and Committee meetings during fiscal 2005.  All directors in office at the time attended the 2004 Annual Meeting.  The Board of Directors currently has an Audit Committee, an Executive Officer Development and Compensation Committee and a Corporate Governance and Nominating Committee.  The Board of Directors has determined that the following members are independent in accordance with the listing requirements of The NASDAQ Stock Market (“NASDAQ”): Mr. Heid, Mr. Kamerschen, Mr. McClorey, Mr. Stern and Mr. Tesler.  The roles, responsibilities and duties of the Board of Directors and each of its Committees are formalized in written charters, all of which are available upon written request.  All written requests should be sent to the attention of the Company’s General Counsel.  The Corporate Governance and Nominating Committee Charter was included as Annex D of the Company’s 2004 Proxy Statement.  The Audit Committee Charter was included as Annex A of the Company’s 2003 Proxy Statement.

Audit Committee
The Company’s Audit Committee is responsible for the appointment of the Company’s independent registered public accounting firm, discussing and reviewing the scope and the fees of the annual audit and reviewing the results thereof with the independent registered public accounting firm, reviewing and approving non-audit services of the independent registered public accounting firm, reviewing compliance with existing major accounting and financial policies of the Company, reviewing the adequacy of the financial organization of the Company, and reviewing management’s procedures and policies relative to the adequacy of the Company’s internal accounting controls and compliance with federal and state laws relating to accounting practices. The Company’s consolidated financial statements are currently audited by PricewaterhouseCoopers LLP.  The Audit Committee met eight times during fiscal 2005 with representatives from PricewaterhouseCoopers LLP.  The members of the Audit Committee are Mr. Heid (Chairperson), Mr. McClorey and Mr. Tesler.  The Board of Directors has reviewed the composition of the Audit Committee and has determined that all members of the Audit Committee are independent within the meaning of the revised listing standards of NASDAQ and that the Audit Committee includes at least one financial expert, Mr. Heid.

Executive Officer Development and Compensation Committee
The Company’s Executive Officer Development and Compensation Committee assists the Board of Directors in developing and implementing the Company’s executive compensation practices and incentive-based and equity-based compensation plans as well as oversees the development of the Company’s executive officers.  The Committee has authority to grant stock options under the Company’s 1996 Stock Option Plan, 1995 Executive Officers Stock Option Plan and the 1995 Non-Employee Directors Stock Option Plan to all employees, directors and officers of the Company, including those persons who are required to file reports pursuant to Section 16(a) of the Exchange Act.  The Committee also administers the Company’s Amended 1990 Stock Option Plan and the Company’s 1996 Employee Stock Purchase Plan.  In addition, the Committee has authority to make all benefit and participation decisions under the Company’s Supplemental Retirement Plan and Long Term Incentive Plan except those matters that require stockholder approval.  The Committee met four times during fiscal 2005.  The current members of the Executive Officer Development and Compensation Committee are Mr. Heid, Mr. Kamerschen (Chairperson) and Mr. Tesler.  The Board of Directors has reviewed the composition of the Executive Officer Development and Compensation Committee and has determined that all members are independent within the meaning of the listing standards of NASDAQ.

Corporate Governance and Nominating Committee
The Company’s Corporate Governance and Nominating Committee is responsible for assisting the Board of Directors in identifying individuals qualified to become members of the Board and its committees, recommending to the Board nominees for director in connection with the Company’s proxy statement and annual meeting of stockholders and assisting the Board in developing and implementing the Company’s Corporate Governance Principles.  The Committee also oversees the evaluation of the Board of Directors and reviews and resolves conflict of interest situations.  The Corporate Governance and Nominating Committee met three times during fiscal 2005.  Mr. Kamerschen, Mr. McClorey and Mr. Stern (Chairperson) are members of the Corporate Governance and Nominating Committee and the Board of Directors has reviewed the composition of the Corporate Governance and Nominating Committee and has determined that all members are independent within the meaning of the revised listing standards of NASDAQ.  Stockholders wishing to recommend candidates for consideration by the Corporate Governance and Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate’s name, biographical data and qualifications.  The Committee evaluates candidates for director on the basis of their understanding of marketing, finance and the Company’s business, as well as the candidate’s educational and professional background.

Corporate Governance Principles

The Board of Directors has adopted a set of Corporate Governance Principles and the Corporate Governance and Nominating Committee is responsible for overseeing the Principles and reporting recommendations to the Board concerning corporate governance matters.  The Principles include the following items concerning the Board:

•

Board Composition – The Board believes that the Board should be composed of no less than five and no more than eight members, a majority of which must be independent in accordance with the published listing requirements of NASDAQ.  The Board periodically evaluates whether a larger or smaller number of directors would be preferable.

•

Board Meetings – Independent directors meet on a regular basis apart from other Board members and management and the Chairman of the Board is responsible for setting the agenda.  Directors have access to Company employees to ensure that they can ask questions and obtain information necessary to fulfill their duties.  The independent directors of the Company meet periodically, but at least twice annually, in executive session with no management directors or management present.

•

Board and Committee Self-Evaluations – The Corporate Governance and Nominating Committee is responsible for conducting an annual evaluation of the performance of the full Board and reporting its conclusions to the Board.  In addition, each committee is responsible for evaluating its performance annually.

Director Compensation and Stock Options

In July 2004, the Board of Directors approved cash compensation to each non-employee director consisting of an annual retainer of $25,000 per fiscal year (beginning in fiscal 2006 for Messrs. Kamerschen, McClorey and Stern) and $1,500 for each Board or committee meeting attended.  In addition, the Board of Directors approved annual cash compensation to the chairpersons of the Audit ($7,500), Executive Officer Development and Compensation ($5,000) and Corporate Governance and Nominating ($5,000) committees.  Annual cash compensation to any non-employee director is prorated for the portion of the fiscal year during which the director serves.  All directors are reimbursed for expenses incurred in connection with their attendance at Board or committee meetings.

Except for Mr. Johnson, all directors are non-employee directors and are eligible to receive options to purchase shares of Common Stock pursuant to the 1995 Non-Employee Director Stock Option Plan and the 1996 Stock Option Plan.  Options granted under these plans have terms of 10 years, become exercisable in four equal annual installments and are exercisable at the market price of the Company’s common stock on NASDAQ on the date of grant.  In 2005, the Company granted 2,000 options exercisable at $29.62 to Mr. Ellison, 2,000 options exercisable at $29.62 to Mr. Tesler and 10,000 options exercisable at $35.30 to Mr. Heid in connection with his becoming a director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information based on the latest available public information, with respect to the beneficial ownership of the Company’s Common Stock as of September 23, 2005 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and each person nominated to become a director of the Company and (iii) each executive officer of the Company and (iv) all current directors and executive officers of the Company as a group:

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (2)

Thomas W. Smith (3)	2,243,261	23.1%
323 Railroad Avenue
Greenwich, CT 06830
Scott Vassalluzzo (4)	1,507,081	15.5%
323 Railroad Avenue
Greenwich, CT 06830
Prescott Investors, Inc.	1,493,621	15.4%
323 Railroad Avenue
Greenwich, CT 06830
Neuberger Berman LLC	1,264,796	13.0%
605 Third Avenue
New York, NY 10158
Directors, Executive Officers and Nominees
Gary A. Johnson (5)	1,175,141	11.5%
James B. Duffy (6)	370,372	3.7%
Vincent DiBenedetto (7)	186,924	1.9%
Alec L. Ellison (8)	66,634	*
Marc S. Tesler (9)	56,093	*
Michael T. McClorey (10)	52,630	*
Robert Kamerschen (11)	40,500	*
Edward M. Stern (12)	39,500	*
Joseph E. Heid	—	*
All current directors and executive officers as a group (9 persons) (13)	1,987,794	18.3%

* Less than or equal to 1%.

(1)

Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted.  The number of shares of Common Stock beneficially owned is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose.  The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.  Any reference in the footnotes below to stock options held by the person in question relates to stock options that are currently exercisable or exercisable within 60 days after September 23, 2005.

(2)

Calculated by taking the named persons’ beneficial ownership as disclosed above as a percentage of the total number of shares outstanding of 9,721,974 as of September 23, 2005, plus any shares subject to options held by the person in question that are currently exercisable or exercisable within 60 days after September 23, 2005.

(3)	Includes 1,493,621 shares held by Prescott Investors, Inc. which Mr. Smith, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(4)	Includes 1,493,621 shares held by Prescott Investors, Inc. which Mr. Vassalluzzo, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(5)

Includes 481,210 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.  Includes 54,000 shares held in trust for the benefit of Mr. Johnson’s children.  Mr. Johnson disclaims beneficial ownership of such shares.

(6)	Includes 345,507 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(7)	Includes 101,570 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(8)	Includes 50,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(9)	Includes 50,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(10)	Includes 50,000 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(11)	Includes 37,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

(12)

Includes 37,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005 for which Mr. Stern disclaims beneficial ownership.

(13)	Includes 1,154,287 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 23, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”).  Executive officers, directors and more than 10% owners of the Company’s common stock are required by the regulations promulgated by the SEC to furnish the Company with copies of all Forms 3, 4 and 5 they file.

During fiscal 2005, the Company undertook an extensive review of the Section 16(a) reports filed on behalf of each individual who served as an executive officer or director of the Company during the fiscal year ended June 30, 2005 to determine whether all of their reportable transactions in the Company’s common stock were timely reported.  The review revealed that there were a number of transactions primarily related to options previously granted that were not timely reported and, as a result, the applicable executive officers and directors undertook to file corrected Section 16(a) reports.  The Company has implemented new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

The following is the number of late reports filed since the beginning of fiscal 2005 under Section 16(a) and the number of transactions reflected therein as not reported on a timely basis during the fiscal 2005 or prior fiscal years by such executive officers and directors:  Vincent DiBenedetto filed one late report covering two transactions.  James B. Duffy filed one late report covering seven transactions.  Alec L. Ellison filed one late report covering three transactions.  Joseph E. Heid filed two late reports covering two transactions.  Gary A. Johnson filed one late report covering six transactions.  Robert Kamerschen filed two late reports covering two transactions.  Michael T. McClorey filed one late report covering one transaction.  Marc S. Tesler filed one late report covering one transaction.

The late reports for Messrs. Heid and Kamerschen included an initial Form 3 report that was not timely filed.  At the date of such filing, Mr. Heid held no shares and Mr. Kamerschen held 3,000 shares of the Company’s common stock.  All the other late reports related to options previously granted to the named individuals.

Executive Compensation

Summary of Compensation

The following table sets forth certain compensation information for the fiscal years indicated for (i) our Chief Executive Officer and (ii) the other executive officers of the Company who served during the year ended June 30, 2005 (collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (shares) (1)	All Other Compensation ($) (2)

Gary A. Johnson	2005	600,000	571,200	120,806 (3)	50,000	2,344
President and Chief	2004	600,000	1,227,600	(4)	42,000	384
Executive Officer	2003	579,400	1,242,300	(4)	120,000	375
James B. Duffy	2005	405,000	231,336	(4)	20,000	2,344
Executive Vice President	2004	405,000	414,315	(4)	22,000	1,509
and Chief Financial Officer	2003	404,600	433,800	(4)	60,000	1,500
Vincent DiBenedetto	2005	400,400	150,000	(4)	15,000	2,344
Executive Vice President,	2004	400,400	119,640	(4)	10,000	1,509
Health and Insurance Services	2003	400,400	142,500	(4)	30,000	1,125

(1)	The Company did not grant any restricted stock awards or stock appreciation rights during the years ended June 30, 2005, 2004 and 2003.

(2)	The amounts reported in this column consist solely of the Company’s matching contributions under the 401(k) Profit Sharing Plan.

(3)

Includes $88,478 for Mr. Johnson’s personal use of a corporate jet the Company uses under a flexible aircraft fractional sharing arrangement.  The value of this benefit is determined based on the incremental cost invoiced for the personal use.  No other amount included in this total exceeds 25% of the total reported for Mr. Johnson.

(4)

In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constitute less than the lesser of $50,000 or ten percent of the total salary and bonus reported for the Named Executive Officer during the respective fiscal year ended June 30.

Option Grants

The following table sets forth certain information concerning option grants during the fiscal year ended June 30, 2005 to the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

Name	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Sh)	Expiration Date

					5% ($)	10% ($)

Gary A. Johnson	50,000	13.7%	29.62	6/30/2014	931,393	2,360,333
James B. Duffy	20,000	5.5%	29.62	6/30/2014	372,557	944,133
Vincent DiBenedetto	15,000	4.1%	29.62	6/30/2014	279,418	708,100

(1)

These options generally vest and become exercisable in four equal annual installments (i.e. 25% per year) and expire at the earlier of termination of employment or ten years from the grant date.  In the event of a change in control of the Company, the Board has the discretion to provide that all options become exercisable in full immediately prior to such event.

(2)	Based on the total of 366,000 stock options the Company granted to employees in fiscal 2005.

(3)

Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term.  These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates.  The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future stock prices.  This table does not take into account any appreciation or depreciation in the price of the Common Stock to date.  Actual gain, if any, on stock option exercises will depend on future performance of the Common Stock and the date on which the options are exercised.  Values shown are net of the option exercise price, but do not include deductions for tax or other expenses associated with the exercise.

Option Exercises and Holdings

The following table sets forth certain information concerning aggregate exercises of stock options during the fiscal year ended June 30, 2005 by each of the Named Executive Officers and the number and value of unexercised options held by each of them on June 30, 2005:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1) Exercisable/Unexercisable

Gary A. Johnson	108,000	3,981,922	431,210 / 141,500	7,834,984 / 2,498,272
James B. Duffy	10,000	217,430	310,651 / 78,856	6,622,185 / 1,399,202
Vincent DiBenedetto	—	—	82,740 / 42,580	1,650,019 / 759,046

(1)

The per share value of unexercised in-the-money options is calculated by subtracting the per share option exercise price from the last per share sale price of the Company’s Common Stock on NASDAQ on June 30, 2005 ($38.96) for those options which have an exercise price below the Company’s stock price on June 30, 2005.

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,640,000	$25.51	443,000
Equity compensation plans not approved by security holders (1)	1,232,000	17.70	163,000

Total	2,872,000	$22.16	606,000

(1)

These shares represent an increase in the share reserve during 2002 under the 1996 Stock Option Plan.  These options have an exercise price per share equal to or greater than the fair market value at the grant date and generally become exercisable over a four to five year period and expire at the earlier of termination of employment or ten years from the grant date.

Defined Benefit Plan

Effective January 1, 2004, the Company sponsors an unfunded, nonqualified defined benefit pension plan that provides retirement benefits to certain executives selected by the Executive Officer Development and Compensation Committee of the Board of Directors.  The following table shows the annual benefits payable for 10 years to the Named Executive Officers assuming the required 10 years of service is attained and normal retirement age of 60 under the terms of the defined benefit pension plan:

Name	Years of Accrued Service	Normal Annual Retirement Benefit (A)

Gary A. Johnson	15	$230,000
James B. Duffy	9	$120,000
Vincent DiBenedetto	10	$120,000

(A)	If an individual participant were to retire at or after age 55 but before age 60, his annual retirement benefit would be 50% of the estimated normal annual retirement benefit stated above.

Long Term Incentive Plan

The stockholders approved the Company’s Long Term Incentive Plan (“LTIP”) effective July 1, 2003.  For certain executives determined by the Executive Officer Development and Compensation Committee of the Board of Directors, it provides long-term incentive payments based on attainment of specified objective business performance measures over 3-year performance cycles.  Incentive awards payable to any participant with respect to any performance cycle shall not exceed $3,000,000.  This plan is unfunded and no amounts were paid under the plan in fiscal 2004 or 2005.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

Name	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans

		Threshold ($)	Target ($)	Maximum ($)

Gary A. Johnsona	2005 - 2007	250,000	500,000	900,000
James B. Duffy	2005 - 2007	125,000	250,000	450,000
Vincent DiBenedetto	2005 - 2007	60,000	120,000	180,000

Payouts for the fiscal 2005 – 2007 performance period will be determined when the performance period has been completed and will be based on growth of revenue before deferral, cash basis operating income and cash flow per share.  If the minimum performance level is not met, no awards will be paid.

Certain Relationships and Related Transactions

The Company has a policy that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company’s Board of Directors and by a majority of the disinterested members of the Company’s Board of Directors and (ii) be on terms that are no less favorable to the Company than could be obtained from unaffiliated third parties.

Since June 17, 2004, the Company has engaged Broadview International LLC, a Division of Jefferies & Co., for investment banking services.  Mr. Ellison, a member of the board of directors of the Company, is the President and a Managing Director of Broadview International LLC.  The Company incurred $725,000 of fees in connection with these services during fiscal 2005.

For a description of option grants to certain executive officers of the Company, see “Executive Compensation -- Option Grants.”

REPORT OF THE EXECUTIVE OFFICER DEVELOPMENT AND COMPENSATION COMMITTEE

The Executive Officer Development and Compensation Committee of the Board of Directors was composed of three independent non-employee directors, Mr. Heid, Mr. Kamerschen and Mr. Tesler, during fiscal 2005.  The Executive Officer Development and Compensation Committee is responsible for establishing and administering the policies that govern both annual compensation and performance-based equity ownership of the Company’s executive officers.

This report is submitted by the Compensation Committee and addresses the Company’s policies for 2005 as they applied to the Company’s executive officers, including the Named Executive Officers.

Compensation Philosophy

The objectives of the executive compensation program are to (i) align compensation with business objectives, individual performance and the interests of shareholders, (ii) motivate and reward high levels of performance, (iii) recognize and reward the achievement of Company goals and (iv) enable the Company to attract and retain key executives.

In evaluating both individual and corporate performance for purposes of determining salary and bonus levels and stock option grants, the Committee places significant emphasis on the extent to which strategic and business plan goals are met, including the progress and success of the Company with respect to matters such as achieving operating budgets, establishing strategic marketing, distribution and development alliances, developing products and enhancing the Company’s strategic position, as well as on the Company’s overall financial performance.

Executive Compensation in Fiscal 2005

The compensation programs for the Company’s executives established by the Committee consist of four elements based upon the foregoing objectives:  (i) base salary and benefits competitive with the marketplace; (ii) short-term and long-term incentive bonuses based on individual and Company performance; (iii) stock-based equity incentive in the form of participation in the 1996 Stock Option Plan, the 1995 Executive Officers’ Stock Option Plan and the 1996 Employee Stock Purchase Plan and (iv) perquisites that in total do not exceed $50,000 in value per executive except for Mr. Johnson.  The Committee believes that providing a base salary and benefits to its executive officers that are competitive with the marketplace enables the Company to attract and retain key executives.  In addition, the Committee believes that bonuses based on both corporate and individual performance provide incentives to its executive officers that align their interests with those of the Company and its stockholders.  The Committee generally provides executive officers discretionary stock option awards to reward them for achieving specified business objectives and to provide them with long-term ownership opportunities.  In evaluating the salary level, bonuses and equity incentives to award to each current executive officer, the Committee examines the progress which the Company has made in areas under the particular executive officer’s supervision, such as development or sales, and the overall performance of the Company.  In addition, the Executive Officer Development and Compensation Committee has retained an independent outside compensation consulting firm, with whom the Committee meets at least annually.

In determining the salary and bonuses of each executive officer, including the Named Executive Officers, the Committee and the Board of Directors consider numerous factors such as (i) the individual’s performance, including the expected contribution of the executive officer to the Company’s goals, (ii) the Company’s long-term needs and goals, including attracting and retaining key management personnel, (iii) the Company’s competitive position, including market data on the compensation of executive officers of comparable companies and (iv) the Company’s financial performance measured against financial targets approved by the Board of Directors and the Committee.  To the extent determined to be appropriate, the Committee also considers general economic conditions and the historic compensation levels of the individual.

Stock option grants made pursuant to the 1995 Executive Officers’ Stock Option Plan and the 1996 Stock Option Plan in the fiscal years ended June 30, 2005, 2004 and 2003 were designed to make a portion of the overall compensation of the executive officers receiving such awards vary depending upon the performance of the Company’s Common Stock.  As a result of the vesting schedule applicable to these stock options, these grants also serve as a means of retaining these individuals.  In making stock option grants to executives, the Committee considers a number of factors, including the performance of the executive, the responsibilities of the executive and the executive’s current stock or option holdings.

Benefits and Perquisites

The Company’s executive officers are entitled to receive medical benefits and life insurance benefits and to participate in the Company’s 401(k) Profit Sharing Plan on the same basis as other full-time employees of the Company.  Additionally, certain of the Company’s executive officers are entitled to participate in the Company’s LTIP plan which was approved by stockholders in November 2004 and a nonqualified defined benefit retirement plan.  Certain perquisites are also provided to certain executive officers, including limited personal use of a corporate jet, a car allowance, long-term care insurance and long-term disability insurance.  The Company’s 1996 Employee Stock Purchase Plan, which is available to virtually all employees, including the Named Executive Officers, allows participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compensation of the Chief Executive Officer in Fiscal 2005

The compensation philosophy applied by the Committee in establishing the compensation for the Company’s President and Chief Executive Officer is the same as for all senior management of the Company – to provide a competitive compensation opportunity that rewards performance.

During fiscal 2005, Mr. Johnson served as President and Chief Executive Officer of the Company and was paid a base salary of $600,000 and a bonus of $571,200.  The Committee determined Mr. Johnson’s base salary based on the same market criteria used for other senior officers.  The determination of Mr. Johnson’s bonus was based upon the successful attainment of specific financial goals established by the Committee.  For fiscal 2005, the financial goals were based on revenue before deferral and cash operating income targets.  Based on the Company’s results, Mr. Johnson’s bonus plan provided for a pay out of 95% of the target amount.  Mr. Johnson was also granted options to purchase 50,000 shares of Common Stock at an exercise price of $29.62 per share under the 1996 Stock Option Plan.

Compliance with Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), enacted in 1993, generally disallows tax deductions to publicly-traded corporations for compensation over $1,000,000 paid to the corporation’s Chief Executive Officer or certain of its other highly compensated employees.  Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met.  The Committee believes that it is in the best interests of the Company’s stockholders to comply with such tax law, while still maintaining the goals of the Company’s executive compensation program.  Accordingly, where it is deemed necessary and in the best interests of the Company to continue to attract and retain the best possible executive talent and to motivate such executives to achieve the goals inherent in the Company’s business strategy, the Committee will recommend, and the Company is expected to pay, compensation to executive officers which may exceed the limits of deductibility.

EXECUTIVE OFFICER DEVELOPMENT AND COMPENSATION COMMITTEE

Joseph E. Heid
Robert Kamerschen
Marc S. Tesler

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Common Stock of the Company during the period from June 30, 2000 to June 30, 2005 with the cumulative total return over the same period of (i) the NASDAQ Total Return Index (U.S.) and (ii) the Dow Jones Consumer Services Index.  This comparison assumes $100 was invested on June 30, 2000 in the Company’s Common Stock, the NASDAQ Total Return Index (U.S.) and the Dow Jones Consumer Services Index and assumes dividends, if any, are reinvested.

CUMULATIVE TOTAL RETURN DATA

	June 30, 2000	June 30, 2001	June 30, 2002	June 30, 2003	June 30, 2004	June 30, 2005

Vertrue Incorporated	$100.00	$68.82	$55.11	$58.94	$88.09	$115.87
NASDAQ Total Return Index (U.S.)	$100.00	$54.29	$36.99	$41.07	$51.76	$52.32
Dow Jones Consumer Services Index	$100.00	$85.58	$81.79	$102.83	$132.94	$108.43

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE
VERTRUE INCORPORATED 2004 LONG–TERM INCENTIVE PLAN

          The Board of Directors of the Company has recommended and asks that you approve an amendment (the “LTIP Amendment”) to the Vertrue Incorporated 2004 Long–Term Incentive Plan (the “LTIP”), which would revise certain of the performance goals on which long-term incentive performance awards under the LTIP are based.  The Board of Directors adopted the LTIP Amendment effective as of September 30, 2005, subject to stockholder approval.  Approval of the LTIP Amendment will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding and entitled to vote on the record date.  Stockholders may vote (1) “FOR,” (2) “AGAINST,” or (3) “ABSTAIN,” from voting on Proposal 2.  If approved by the stockholders, the LTIP Amendment would become effective for the Company’s fiscal year 2006.  In addition to awards made after the effective date of the LTIP Amendment, the LTIP Amendment would apply to all awards outstanding under the LTIP as of September 30, 2005.

The Board of Directors of the Company recommends that stockholders vote “FOR” the approval of the LTIP Amendment.

          The text of the LTIP Amendment appears at the end of this Proxy Statement as Annex A.  The following description of the LTIP Amendment and the LTIP should be read in conjunction with and is qualified in its entirety by reference to the full text of the LTIP Amendment and the LTIP filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on February 9, 2005.

          The LTIP has provided incentives based on the achievement of specified performance goals to certain officers and directors of the Company and its subsidiaries since July 1, 2003.  The Board of Directors and the stockholders of the Company approved the LTIP in the 2004 calendar year.

REASON FOR LTIP AMENDMENT;
COMPARISON OF THE LTIP AMENDMENT TO THE EXISTING LTIP

          The Board of Directors of the Company believes that it is important to revise certain of the objective business performance goals on which the incentive awards payable under the LTIP are based in order to better align the goals used for purposes of the LTIP with the Company’s actual financial performance.  More specifically, under the LTIP Amendment, the performance goals used for purposes of the LTIP will be amended to include cash flow per share, free cash flow, free cash flow per share, net earnings per share, return on assets, return on equity, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, revenue and revenue before deferral.

          In the existing LTIP, the performance goals relate to net income growth; cash flow growth; sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; earnings per share; and market price of the Company’s Common Stock.  The LTIP Amendment would retain the performance goals from the existing LTIP, and add cash flow per share, free cash flow, free cash flow per share, net earnings per share, return on assets, return on equity, EBITDA, adjusted EBITDA, revenue and revenue before deferral.

MATERIAL TERMS OF THE EXISTING LTIP

Purpose and Eligibility

          The purpose of the LTIP is to provide incentives to certain officers and employees of the Company and its subsidiaries with competitive incentive compensation opportunities based on the achievement of specified performance goals.  The Executive Officer Development and Compensation Committee of the Board of Directors (the “Committee”) has the sole authority and discretion to designate the employees who are eligible for an award under the LTIP, subject to the terms of such plan.  In determining the amount and form of an award, consideration will be given to the functions and responsibilities of the employee, his or her potential contributions to the success of the Company and other factors deemed relevant by the Committee.  As of October 5, 2005, approximately 8 individuals were eligible to receive awards under the LTIP Plan.

Long-Term Incentive Performance Awards

          Under the LTIP, the Committee may grant long-term incentive performance awards payable in cash or stock at the end of a 3-year performance period.  A separate 3-year performance period begins each fiscal year and, accordingly, the fiscal years included in a 3-year performance period will overlap.  Payment will be contingent upon the achievement of pre-established performance goals (as discussed below) by the end of the 3-year performance period.  The Committee has the sole authority to determine the range of the payment values of an award and the performance goals required before payment will be made.  In general, a participant will not be entitled to payment of a long-term incentive performance award unless the participant is continuously employed by the Company until the end of the 3-year performance period, except in cases of the participant’s death or total disability.  A maximum of $3 million for each three-year performance period may be awarded to any one participant.  If the Committee determines that a participant’s employment has terminated during the 3-year performance period due to retirement or an involuntary termination without cause, the participant will receive a pro-rata portion of the award payable for that performance period.

Performance Goals

          The LTIP contains provisions intended to enable compensation paid to those executive officers whose compensation is subject to the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, to qualify as “performance-based compensation” that will be fully deductible by the Company.  At the beginning of a 3-year performance period, the Committee will establish objective business performance goals for the performance period.  The goals will be comprised of specified levels of one or more of the criteria described above under “Reason for LTIP Amendment; Comparison of the LTIP Amendment to the Existing LTIP.”  The performance goals may be measured solely on a corporate, subsidiary or operating unit basis, or a combination thereof.

Change in Control

          Upon a Change in Control (as defined in the LTIP), the following provisions will apply:

1.

The LTIP award for each performance period which has not been completed as of the date of the Change in Control shall be determined by applying the performance goals applicable to the LTIP award as if the performance cycle had ended on the last day of the fiscal quarter immediately preceding or coincident with the date of such event.

2.

The amount payable to a participant for each such uncompleted performance cycle will be equal to a pro-rata portion, based on the number of full calendar months from the beginning of the performance cycle until the date of the Change in Control, of such participant’s LTIP award for the performance cycle.  The amount payable to the participant shall be paid in cash as soon as practicable, but in no event later than thirty days after such event.

Amendment

          The Board can amend, suspend or terminate the LTIP, but cannot, without the stockholders’ approval, do any of the following:

1.	Increase the maximum amount of any award that may be paid under the LTIP, or otherwise materially increase the benefits accruing to any participant under the LTIP;

2.	Materially modify the requirements as to eligibility for participation in the LTIP; or

3.	Change the material terms of a stated performance goal.

Plan Benefits

          Because awards under the LTIP are determined by the Committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the LTIP.

PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE
VERTRUE INCORPORATED 2005 EQUITY INCENTIVE PLAN

          The Board of Directors of the Company has recommended and asks that you approve the adoption of the Vertrue Incorporated 2005 Equity Incentive Plan (the “2005 Plan”).  The Board adopted the 2005 Plan effective as of September 30, 2005, subject to shareholder approval.  The Company believes that the ability to make equity-based compensation awards is an essential part of its compensation program and the Company would be at a significant disadvantage with respect to its competitors if it was unable to offer equity-based compensation awards to its officers, employees, employee directors, consultants and advisors.

          The following is a general description of the material features of the 2005 Plan.  A copy of the 2005 Plan is attached as Annex B to this Proxy Statement.  Approval of the 2005 Plan will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding and entitled to vote on the record date.  Stockholders may vote (1) “FOR,” (2) “AGAINST,” or (3) “ABSTAIN,” from voting on Proposal 3.

The Board of Directors recommends that shareholders vote “FOR” the 2005 Plan.

Purposes and Eligibility

          The purposes of the 2005 Plan are (i) to attract, retain and motivate highly qualified individuals who are in a position to make significant contributions to the Company and its subsidiaries, (ii) to promote the long-term success of the Company and its subsidiaries and (iii) to increase shareholder value by providing eligible individuals with incentives to contribute to the long-term growth and profitability of the Company by encouraging their ownership of shares of Common Stock.  On October 5, 2005, the closing market price of the Common Stock on NASDAQ was $33.79.

          Awards under the 2005 Plan may be granted to officers, employees, employee directors, consultants and advisors of the Company or any of its subsidiaries.  As of October 5, 2005, approximately 80 individuals are eligible for awards under the 2005 Plan.

Effective Date and Expiration

          If approved by the shareholders, the 2005 Plan would become effective as of September 30, 2005 and will expire on the 5th anniversary of such date, unless terminated earlier in accordance with the 2005 Plan.  Upon approval of the 2005 Plan by the shareholders, all 2005 Plan awards awarded under the 2005 Plan on or after September 30, 2005 will be fully effective as if the shareholders had approved the plan as of September 30, 2005.

Number of Shares of Common Stock Subject to the 2005 Plan

          The maximum aggregate number of shares of Common Stock that may be issued for all purposes under the 2005 Plan will be 1,000,000 shares.  The aggregate number of shares of Common Stock available for issuance under the 2005 Plan may be proportionately adjusted in the sole discretion of the Committee (as defined below) in the event of certain changes in the Company’s capitalization or a similar transaction.  Shares of Common Stock to be issued pursuant to the 2005 Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company and that are being held in treasury, or any combination thereof.

Determining the Number of Shares of Common Stock Available for Issuance

          For purposes of determining the number of shares of Common Stock that remain available for issuance under the 2005 Plan, the number of shares of Common Stock corresponding to awards under the 2005 Plan that are forfeited or expire for any reason without having been exercised or settled will be added back to the plan limit specified in the paragraph above and again be available for the grant of awards.  The number of shares of Common Stock remaining for issuance will be reduced by the number of shares of Common Stock subject to outstanding awards and, for awards that are not denominated by shares of Common Stock, by the number of shares of Common Stock delivered upon settlement or payment of the award.

Special Limits for Awards Issuable Under the 2005 Plan

          The maximum number of shares of Common Stock that may be subject to incentive stock options granted under the 2005 Plan is limited to 100,000 shares of Common Stock.

          The maximum number of shares of Common Stock that may be subject to restricted stock, restricted stock units, performance stock and performance stock units payable in shares of Common Stock under the 2005 Plan is limited to 500,000 shares of Common Stock in the aggregate.

          The maximum number of shares of Common Stock subject to incentive stock options, nonqualified stock options and stock appreciation rights that may be awarded to any participant in any calendar year is limited to 100,000 shares of Common Stock.

          The maximum amount of restricted stock, restricted stock units, performance stock and performance stock units that may be awarded to any participant in any calendar year is limited to $3,000,000 measured as of the date of grant (with respect to awards denominated in cash) and 85,000 shares of Common Stock (with respect to awards denominated in shares of Common Stock).

          The maximum individual limits are required to satisfy the requirements of the “performance-based compensation” exception under the tax deductibility limitations of Section 162(m) of the Internal Revenue Code (the “Code”).

          The special limits described above may be proportionately adjusted in the sole discretion of the Committee (as defined below) in the event of certain changes in the Company’s capitalization or a similar transaction.

Administration

          The 2005 Plan will be administered by the Executive Officer Development and Compensation Committee of the Board of Directors (or such other committee appointed by the Board of Directors to administer the 2005 Plan) (referred to herein as the “Committee”), which Committee will consist of “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” within the meaning of Section 16(b) of the Exchange Act.  The Committee, among other powers, has the authority to select participants, grant awards and set forth the terms and conditions of such awards.  The Committee also has the authority to take any other action desirable or necessary to interpret, construe or implement properly the provisions of the 2005 Plan or any related award document.  Subject to certain limitations and restrictions, the Committee may from time to time delegate some or all of its authority to subcommittees or other groups or individuals it deems appropriate.

Awards under the 2005 Plan

          Generally.  The 2005 Plan authorizes the following awards:  stock options, restricted stock, restricted stock units, stock appreciation rights, performance stock and performance stock units.  The Committee has the authority to determine the terms and conditions of the awards at the time of grant including vesting, exercisability, payment and the effect, if any, that a participant’s termination of service will have on an award.  The Committee may also determine whether any award is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code.

          Stock Options.  Stock options may be either nonqualified stock options or incentive stock options (within the meaning of Section 422 of the Code).  The exercise price of all stock options may not be less than 100% (110% in the case of incentive stock options granted to individuals who own more than 10% of the Company’s voting securities) of the fair market value of a share of Common Stock on the date of grant.  Options will have a term approved by the Committee which cannot exceed ten years.  Subject to the provisions of the 2005 Plan and the related award document, the exercise price of a stock option may be paid (i) in cash, (ii) in shares of Common Stock already owned by the participant; (iii) in a combination of cash and shares, (iv) through net share settlement or (v) through a “cashless exercise” procedure authorized by the Committee.  Stock options expire ten years after the date of grant (five years in the case of incentive stock options granted to individuals who own more than 10% of the Company’s voting securities).

          Restricted Stock.  The Committee has the authority to grant or sell restricted stock to participants pursuant to the 2005 Plan.  An award of restricted stock generally consists of one or more shares of Common Stock granted or sold to a participant, subject to the terms and conditions established by the Committee.  Restricted stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

          Restricted Stock Units.  The Committee has the authority to grant restricted stock units to participants pursuant to the 2005 Plan.  A restricted stock unit generally represents the right of a participant to receive one or more shares of Common Stock, subject to the terms, conditions and restrictions established by the Committee.  The restricted stock units will be paid in shares of Common Stock, cash or a combination of cash and shares, with an aggregate value equal to the fair market value of the underlying shares of Common Stock at the time of payment.

          Stock Appreciation Rights.  The Committee has the authority to grant stock appreciation rights to participants pursuant to the 2005 Plan.  A stock appreciation right generally entitles a participant to receive, upon satisfaction of certain conditions, an amount equal to the excess, if any, of the fair market value on the date of exercise of the number of shares of Common Stock for which the stock appreciation right is exercised over the exercise price for such stock appreciation right.  The exercise price of a stock appreciation right generally may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.  Payments to a participant upon exercise of a stock appreciation right will be made in cash or shares of Common Stock having an aggregate fair market value as of the date of exercise equal to the excess, if any, of the fair market value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised over the grant price for such stock appreciation right.

          Performance Stock.  The Committee has the authority to grant performance stock to participants pursuant to the 2005 Plan.  An award of performance stock generally consists of a target number of shares of Common Stock granted to a participant based on the achievement of certain specified performance goals over a specified performance period.

          Performance Stock Unit.  The Committee has the authority to grant performance stock units to participants pursuant to the 2005 Plan.  A performance stock unit generally represents the right of a participant to receive one or more shares of Common Stock, cash, or a combination of shares and cash based upon the achievement of certain specified performance goals over a specified performance period, subject to the terms, conditions and restrictions established by the Committee.  The performance stock units will be paid in shares of Common Stock, cash or a combination of shares and cash with an aggregate value equal to the fair market value of the underlying shares of Common Stock at the time of payment.

          Performance-Based Awards.  The Committee may determine whether any award is a “performance-based” award for purposes of Section 162(m) of the Code.  Any such performance-based awards designated to be “performance-based compensation” will be conditioned on the achievement of one or more specified performance goals established by the Committee prior to the applicable performance period (or such later date as permitted by Section 162(m) of the Code).  The performance goals will be comprised of specified levels of one or more of the following performance criteria as the Committee deems appropriate:  net income growth; cash flow growth; cash flow per share; sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; free cash flow; free cash flow per share; earnings per share; net earnings per share; return on assets; return on equity; market price of the Company’s Common Stock; earnings before interest, taxes, depreciation and amortization; adjusted earnings before interest, taxes, depreciation and amortization; revenue; and revenue before deferral.  In addition, for any awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish performance targets based on other performance goals as it deems appropriate.  The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

          The applicable performance goals will be established by the Committee prior to the commencement of the applicable performance period (or such later date as permitted by Section 162(m) of the Code).  Each participant will be assigned a target number of shares of Common Stock or cash value payable if target performance goals are achieved.  The Committee will certify the attainment of the performance goals as of the end of the applicable performance period.  If a participant’s performance exceeds such participant’s target performance goals, the number of shares of Common Stock or the cash value payable under the performance-based award may be greater than the target number, but may not exceed 200% of such participant’s target number.  The Committee retains the right to reduce any performance-based award if it believes that individual performance does not warrant the performance-based award calculated by reference to the result.

Section 162(m) of the Code and Section 16 of the Exchange Act.

          The 2005 Plan is intended to comply in all respects with Section 162(m) of the Code.  In addition, the 2005 Plan is intended to comply with the terms and provisions of Rule 16b-3 of the Exchange Act.

Repricing of Stock Options and Stock Appreciation Rights

          The 2005 Plan prohibits the direct or indirect repricing of stock options and stock appreciation rights.

Adjustments or Changes in Capitalization.

          In the event of any change in the outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, reclassification, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares of Common Stock, warrants or rights offering to purchase shares of Common Stock at a price substantially below fair market value or any other corporate event affecting the shares of Common Stock, the aggregate number of shares of Common Stock available under the 2005 Plan and the number of shares of Common Stock subject to outstanding awards will be adjusted as the Committee deems necessary or appropriate.

Change of Control.

          Upon a Change in Control of the Company, the Board of Directors or the Committee may (i) provide for the acceleration of any vesting conditions relating to the exercise or settlement of an award or that an outstanding award will terminate or expire unless exercised or settled in full on or before a dated fixed by the Board of Directors or the Committee, (ii) provide for the assumption of, or substitution for, the outstanding awards by the surviving corporation resulting from the change in control or (iii) make such other adjustments to the outstanding awards as the Board of Directors or Committee deem appropriate to reflect such Change in Control.

          For purposes of the 2005 Plan, “Change in Control” generally means any of the following:  (i) any person becomes the beneficial owner, directly or indirectly of securities representing 20% or more of the combined voting power of the Company’s then outstanding securities; (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving:  individuals who, on the effective date of the 2005 Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the 2005 Plan or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) the Company or any direct or indirect subsidiary of the Company is merged or consolidated with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Dividends and Dividend Equivalents

          The Committee may provide participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding award, which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock and can be made in shares of Common Stock, cash or a combination thereof, as the Committee shall determine.  The terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations.

Deferrals

          Subject to applicable law and in accordance with procedures established by the Committee, participants may be given the opportunity to defer the payment or settlement of an award to one or more dates selected by the participant.

Transferability

          Awards granted under the 2005 Plan are not transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order, except that the Committee may, subject to the terms it specifies in its discretion, permit the transfer of an award (i) to the award holder’s family members, (ii) to one or more trusts established in whole or in part for the benefit of such family members, (iii) to one or more entities that are owned in whole or in part by such family members or (iv) to any other individual or entity permitted by law and the rules of the NASDAQ National Market.

Amendment and Termination

          Subject to applicable laws, the Board of Directors may terminate, amend, modify or suspend the 2005 Plan in any manner that does not require shareholder approval or materially and adversely affect the rights of participants in any award previously made under the 2005 Plan.  The Board of Directors has broad authority to amend the 2005 Plan or any award under the 2005 Plan without the consent of a participant to the extent it deems necessary or desirable (a) to comply with or take into account changes in applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or (b) to ensure that an award is not subject to interest and penalties under the provisions of Section 409A of the Code.

U.S. Federal Income Tax Consequences

          Nonqualified Stock Options.  A participant will not recognize taxable income at the time a nonqualified stock option is granted.  However, upon the exercise of a nonqualified stock option the participant will include in gross income as compensation an amount equal to the difference between the fair market value of the shares of Common Stock on the date of exercise (in most cases) and the participant’s purchase price.  The included amount will be treated as ordinary income and reported on an employee’s W-2 form, or in the case of a non-employee, on a 1099 form and will be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the participant’s salary) if the participant is an employee.  Upon the sale of the shares of Common Stock by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon whether or not the participant held the shares for more than one year following the exercise of the nonqualified stock option.  The Company will be entitled to a deduction in connection with the exercise of a nonqualified stock option by a participant to the extent that the participant recognizes ordinary income provided that the deduction is not disallowed under Section 162(m) of the Code.

          Incentive Stock Options.  A participant will not recognize taxable income upon grant of an incentive stock option, and the Company will not be entitled to a deduction upon the grant or exercise of an incentive stock option.  The excess of the fair market value of each share over the option price at the date of exercise is an item of tax preference and may be subject to the alternative minimum tax.  The alternative minimum tax paid with respect to the exercise of an incentive stock option in one year will be a credit against regular tax in subsequent years; and if, in the year the participant sells the Common Stock acquired under an incentive stock option, the participant is subject to the alternative minimum tax, his basis in the Common Stock is increased by the amount treated as an item of a tax preference in the year the option was exercised.  If the holding period requirements of Section 422 of the Code are met by the participant (i.e., no disposition of the shares is made by the participant within two years of the grant of the incentive stock option and within one year after the transfer of the shares to the participant), then any gain or loss recognized by the participant upon disposition of the shares will be treated as long-term capital gain or loss (assuming the shares are capital assets in the hands of the participant).

          If the shares acquired upon exercise of an incentive stock option are disposed of prior to the expiration of either of the required holding periods, the participant will recognize ordinary income in the disposition year.  The amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares on the date of exercise of the stock option over the stock option price, or (b) the amount realized on the disposition of the shares over the amount paid for such shares, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized.  The Company will receive a deduction at the time of the disqualifying disposition in the amount equal to the ordinary income recognized by the participant, subject to general rules pertaining to the reasonableness of compensation and Section 162(m) of the Code.  In addition, long-term or short-term capital gain may be recognized by the participant in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the stock option price and the ordinary income recognized by the participant.

          The foregoing is based on current U.S. Federal income tax law and is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

New Plan Benefits

          As of the date of this Proxy Statement, no awards have been granted under the 2005 Plan.  Because awards under the 2005 Plan are determined by the Committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the 2005 Plan.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, at the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.  PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1990.  If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Fees Paid to PricewaterhouseCoopers LLP

The following table sets forth aggregate fees billed to the Company related to fiscal years 2005 and 2004 by PricewaterhouseCoopers LLP for professional services:

	2005	2004

Audit fees	$804,000	$519,000
Audit related fees	362,000	742,000
Tax fees	390,000	182,000

Total fees	$1,556,000	$1,443,000

Audit fees – These are fees for professional services performed by PricewaterhouseCoopers LLP for the integrated audit of the Company’s financial statements and internal control over financial reporting and review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit related fees – These are fees for assurance and related services performed by PricewaterhouseCoopers LLP that are related to the performance of the audit or review of the Company’s financial statements.  This includes: employee benefit plans, attestations that are not required by statute or regulation, due diligence related to mergers and acquisitions and consulting on financial accounting and reporting standards.

Tax fees – These fees are for tax compliance services, including the preparation of tax returns and tax advisory services.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case by case basis.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors reviews the Company’s financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors.  The adequacy of the charter is evaluated annually.

The Audit Committee consists of Mr. Heid, Mr. McClorey and Mr. Tesler, none of whom is an officer or employee of the Company and all of whom are independent within the meaning of the applicable rules governing audit committees.  The Board of Directors has determined that Mr. Heid is an audit committee financial expert, as defined by SEC guidelines.

Management is responsible for preparing the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, for establishing and maintaining adequate internal control over financial reporting and for evaluating the effectiveness of the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit.  The Audit Committee is responsible for appointing, monitoring and managing the independent registered public accounting firm.

In carrying out its duties, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2005, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.  The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees, as amended.”

In addition, the Committee has discussed with the independent registered public accounting firm, their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees.”

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.  The Audit Committee and the Board of Directors also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2006.

AUDIT COMMITTEE

Joseph A. Heid
Michael T. McClorey
Marc S. Tesler

CODE OF CONDUCT

The Company has a Code of Conduct which requires all employees and directors, including the Named Executive Officers and senior management, to read and to adhere to the Code of Conduct in discharging their work-related responsibilities.  Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct.  The Code of Conduct was filed as Exhibit 14 to the Company’s Quarterly Report on Form 10-Q filed on May 14, 2004.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by the Company.  In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

STOCKHOLDERS’ PROPOSALS

Proposals of stockholders intended to be presented at the 2006 Annual Meeting must be received by the Company at its principal office in Stamford, Connecticut not later than June 2, 2006 for inclusion in the proxy statement for that meeting.

COMMUNICATIONS WITH THE BOARD

The Company’s Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters.  In addition, stockholders may communicate in writing with any particular director or the directors as a group by sending such written communication to the Company’s General Counsel at the Company’s principal executive office, 680 Washington Boulevard, Stamford, CT 06901.  Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the General Counsel, to be inappropriate for submission to the intended recipient(s).

By Order of the Board of Directors,

/s/ James B. Duffy

James B. Duffy
Secretary

October 17, 2005

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU MAY VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE.  NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.  STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ANNEX A

FIRST AMENDMENT TO THE
VERTRUE INCORPORATED LONG TERM INCENTIVE PLAN

          WHEREAS, Vertrue Incorporated (the “Company”) has previously adopted the Vertrue Incorporated Long Term Incentive Plan, effective July 1, 2003 (the “Plan”); and

          WHEREAS, Section 15(b) of the Plan provides that the Board of Directors of the Company (the “Board”) may, subject to certain limitations, amend the Plan at any time and from time to time;

          NOW, THEREFORE:

          Subject to the approval of the Company’s stockholders, the Plan shall be, and hereby is, amended as follows effective as of September 30, 2005:

1.	The first sentence of Section 5(b) of the Plan is hereby amended in its entirety to read as follows:

“The amount of each LTIP Award shall be based on the attainment of one or more of the following specified objective business performance measures over the Performance Cycle and may be established by the Committee in its sole discretion:  net income growth; cash flow growth: cash flow per share; free cash flow per share; cash sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; earnings per share; total stockholder return; market price of the Company’s Common Stock; earnings before interest, taxes, depreciation and amortization (EBITDA); adjusted EBITDA; revenue and revenue before deferral.”

2.	All other provisions of the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment to the Plan has been made effective as of the 30th day of September, 2005.

ANNEX B

VERTRUE INCORPORATED
2005 EQUITY INCENTIVE PLAN

1.       Purposes of the Plan

          The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase shareholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.

2.       Definitions and Rules of Construction

(a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

“Affiliate” means any Parent or Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

“Award” means an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock or Performance Stock Unit granted by the Committee pursuant to the terms of the Plan.

          “Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award.  An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“CEO” means the Chief Executive Officer of the Company.

“Change in Control” means:

          (i)          after the date hereof, any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

          (ii)         the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)        there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

          (iv)          the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%)of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment or settlement of which will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control for purposes of the Plan or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A of the Code and the regulations and guidance promulgated thereunder.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

          “Committee” means Executive Officer Development and the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

“Common Stock” means the common stock of the Company, par value $0.01 per share, or such other class of share or other securities as may be applicable under Section 12(b) of the Plan.

          “Company” means Vertrue Incorporated, a Delaware corporation and, where the context so requires, all present and future Subsidiaries of the Company, or any successor to all or substantially all of the Company’s business that adopts the Plan.

“EBITDA” has the meaning set forth in Section 6(g) of the Plan.

“Effective Date” means the date on which the Plan is adopted by the Board.

“Eligible Individuals” means the individuals described in Section 4(a) of the Plan who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          “Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee.  In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock on the trading day immediately preceding the date on which such valuation is made as reported on the composite tape for securities listed on NASDAQ, or such national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on NASDAQ or such national securities exchange as may be designated by the Committee but is quoted on an automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“NASDAQ” means the National Association of Securities Dealers’ Automated Quotation System.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7 of the Plan.

          “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.  Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

“Participant” means an Eligible Individual who has been granted an Award under the Plan.

“Performance Goal” means the performance measures established by the Committee and set forth in the applicable Award Document.

“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Goals are measured.

“Performance Stock” means a Target Number of Shares granted pursuant to Section 10(a) of the Plan.

“Performance Stock Unit” means a right to receive a Target Number of Shares (or cash, if applicable) in the future granted pursuant to Section 10(b) of the Plan.

“Permitted Transferees” has the meaning set forth in Section 11(a) of the Plan.

          “Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

“Plan” means the Vertrue Incorporated 2005 Equity Incentive Plan, as amended or restated from time to time.

“Plan Limit” means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 5(a) of the Plan.

“Prior Plan” means the Vertrue Incorporated 1996 Stock Option Plan.

“Restricted Stock” means one or more Shares granted or sold pursuant to Section 8(a) of the Plan.

“Restricted Stock Unit” means a right to receive one or more Shares (or cash, if applicable) in the future granted pursuant to Section 8(b) of the Plan.

“Shares” means shares of Common Stock.

“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Shares granted pursuant to Section 9 of the Plan.

          “Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.  For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

“Target Number” means the target number of Shares or cash value established by the Committee and set forth in the applicable Award Document.

          (b)      Rules of Construction.  The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise.  Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.       Administration

          (a)      Committee.  The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:

(i) select the Participants from the Eligible Individuals;

(ii) grant Awards in accordance with the Plan;

(iii) determine the number of Shares subject to each Award or the cash amount payable in connection with an Award;

          (iv)        determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, forfeiture, payment, settlement, exercisability, Performance Periods, Performance Goals, and the effect, if any, of a Participant’s termination of employment with the Company or any of its Subsidiaries or, subject to Section 6(d), a Change in Control of the Company;

(v) subject to Sections 15 and 16(i) of the Plan, amend the terms and conditions of an Award after the granting thereof;

(vi) specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

(vii) construe and interpret any Award Document delivered under the Plan;

(viii) make factual determinations in connection with the administration or interpretation of the Plan;

(ix) prescribe, amend and rescind administrative regulations, rules and procedures relating to the Plan;

(x) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

(xi) vary the terms of Awards to take account of tax and securities law and other regulatory requirements or to procure favorable tax treatment for Participants;

(xii) correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan; and

(xiii) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

          (b)          Plan Construction and Interpretation.  The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

          (c)          Determinations of Committee Final and Binding.  All determinations by the Committee or its delegate in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

          (d)          Delegation of Authority.  To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons it deems appropriate under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 15 of the Plan.  For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(d).

          (e)          Liability of Committee.  Subject to applicable laws, rules and regulations:  (i) no member of the Board or Committee or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person’s fraud, willful misconduct or failure to act in good faith.  In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

4.       Eligibility

          (a)          Eligible Individuals.  Awards may be granted to officers, employees, employee directors, consultants and advisors of the Company or any of its Subsidiaries.  The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant.  Under the Plan, references to “employment” or “employed” include the engagement of Participants who are consultants and advisors of the Company or its Subsidiaries.

          (b)          Grants to Participants.  The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant.  The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.       Shares Subject to the Plan

          (a)          Plan Limit.  Subject to Section 12(b) of the Plan, the maximum aggregate number of Shares that may be issued for all purposes under the Plan shall be one million (1,000,000) Shares to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open-market or in private transactions) and that are being held in treasury, or a combination thereof.

          (b)          Rules Applicable to Determining Shares Available for Issuance.  For purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares corresponding to Awards under the Plan that are forfeited or expire for any reason without having been exercised or settled shall be added back to the Plan Limit and again be available for the grant of Awards.  The number of Shares remaining for issuance will be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares delivered upon settlement or payment of the Award.

           (c)      Special Limits.  Anything to the contrary in Section 5(a) above notwithstanding, but subject to adjustment under Section 12(b) of the Plan, the following special limits shall apply to Shares available for Awards under the Plan:

(i) the maximum number of Shares that may be subject to Incentive Stock Options granted under the Plan shall equal one hundred thousand (100,000) Shares;

          (ii)         the maximum number of Shares that may be subject to Restricted Stock, Restricted Stock Units, Performance Stock and Performance Stock Units that are payable in Shares granted under the Plan shall equal five hundred thousand (500,000) Shares in the aggregate;

          (iii)        the maximum number of Shares that may be subject to Options and Stock Appreciation Rights granted to any Eligible Individual in any calendar year shall equal one hundred thousand (100,000) Shares; and

          (iv)        the maximum amount of Awards (other than those Awards set forth in Section 5(c)(iii)) that may be awarded to any Eligible Individual in any calendar year is $3,000,000 measured as of the date of grant (with respect to Awards denominated in cash) and 85,000 Shares (with respect to Awards denominated in Shares).

6.       Awards in General

          (a)          Types of Awards.  Awards under the Plan may consist of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock and Performance Stock Units.  Any Award described in Sections 7 through 10 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine.  Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

          (b)          Terms Set Forth in Award Document.  The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which Award Document shall contain terms and conditions not inconsistent with the Plan.  Notwithstanding the foregoing, and subject to applicable laws, the Committee may, in its sole discretion, accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable.  The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms.  Accordingly, the terms of individual Award Documents may vary.

          (c)          Termination of Employment.  The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries.  Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award.  Such provisions may be specified in the applicable Award Document or determined at a subsequent time.

          (d)          Change in Control.  The Committee shall have full authority to determine the effect, if any, of a Change in Control of the Company or any Subsidiary on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.  Except as otherwise specified in an Award Document and subject to applicable laws, rules and regulations, the Board or the Committee shall in its sole discretion, at any time prior to, coincident with or after the time of a Change in Control, take such actions as it may consider appropriate to maintain the rights of a Participant in an Award granted under the Plan, including, without limitation:  (i) providing for the acceleration of any vesting conditions relating to the exercise or settlement of an Award or  that an Award shall terminate or expire unless exercised or settled in full on or before a date fixed by the Board or the Committee; (ii) making such adjustments to the Awards then outstanding as the Board or the Committee deems appropriate to reflect such Change in Control; or (iii) causing the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such Change in Control.

          (e)          Dividends and Dividend Equivalents.  The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Shares, and can be made in Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code.

          (f)          Rights of a Shareholder.  A Participant shall have no rights as a shareholder with respect to Shares covered by an Award until the date the Participant or his nominee becomes the holder of record of such Shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 12(b) of the Plan.

          (g)          Performance-Based Awards.  The Committee may determine whether any Award under the Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code.  Any such Awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals to the extent required by Section 162(m) of the Code and will be subject to all other conditions and requirements of Section 162(m).  The Performance Goals will be comprised of specified levels of one or more of the following performance criteria as the Committee deems appropriate:  net income growth; cash flow growth; sales growth; pre-tax or post-tax profit levels; expense reduction levels; implementation of critical projects or processes; free cash flow; free cash flow per share; earnings per share; net earnings per share; return on assets; return on equity; market price of the Company’s Common Stock; earnings before interest, taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; revenue; and revenue before deferral.  In addition, for any Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish performance targets based on other Performance Goals as it deems appropriate.  The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.  The applicable Performance Goals will be established by the Committee prior to the commencement of the applicable performance period (or such later date permitted by Section 162(m) of the Code).  Each Participant will be assigned a Target Number payable if Performance Goals are achieved.  Any payment of an Award granted with Performance Goals shall be conditioned on the written certification of the Committee in each case that the Performance Goals and any other material conditions were satisfied.  If a Participant’s performance exceeds such Participant’s Performance Goals, Awards may be greater than the Target Number, but may not exceed two hundred percent (200%)of such Participant’s Target Number.  The Committee retains the right to reduce any Award if it believes that individual performance does not warrant the Award calculated by reference to the result.

          (h)          Deferrals.  In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant; provided, however, that the terms of any deferrals must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code.  No deferral opportunity shall exist with respect to an Award unless explicitly permitted by the Committee on or after the time of grant.

          (i)          Repricing of Options and Stock Appreciation Rights. Notwithstanding anything in the Plan to the contrary, an Option or Stock Appreciation Right shall not be granted in substitution for a previously granted Option or Stock Appreciation Right being canceled or surrendered as a condition of receiving a new Award, if the new Award would have a lower exercise price than the Award it replaces, nor shall the exercise price of an Option or Stock Appreciation Right be reduced once the Option or Stock Appreciation Right is granted.  The foregoing shall not prevent adjustments pursuant to Section 12(b) of the Plan.

7.       Terms and Conditions of Options

          (a)          General.  The Committee, in its discretion, may grant Options to Eligible Individuals and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options.  Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

          (b)          Exercise Price.  The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

          (c)          Term.  An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option.

          (d)          Payment of Exercise Price.  Subject to the provisions of the applicable Award Document, the exercise price of an Option may be paid (i) in cash, (ii) by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option; provided, however, that to the extent required by applicable accounting rules, such Shares shall have been held by the Participant for at least six months, (iii) by a combination of cash and Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Shares subject to the Option with a value equal to the exercise price or (v) by such other means as the Committee, in its discretion, may authorize.  In accordance with the rules and procedures authorized by the Committee for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Committee that permits Participants to exercise Options by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

          (e)          Incentive Stock Options.  The exercise price per Share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.  No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant of the Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof.  No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of one hundred thousand dollars ($100,000), determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

8.       Terms and Conditions of Restricted Stock and Restricted Stock Units

          (a)          Restricted Stock.  The Committee, in its discretion, may grant or sell Restricted Stock to Eligible Individuals.  An Award of Restricted Stock shall consist of one or more Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document.  Restricted Stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

          (b)          Restricted Stock Units.  The Committee, in its discretion, may grant Restricted Stock Units to Eligible Individuals.  A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Shares.  Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled.  If and when the forfeiture provisions lapse, the Restricted Stock Units shall become Shares owned by the applicable Participant or, at the sole discretion of the Committee, cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the Shares at the time of payment.

9.       Stock Appreciation Rights

          (a)          General.  The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals.  A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right specified in the applicable Award Document.  The grant price per share of Shares covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant, but in no event shall the grant price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.  Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Shares, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right.

          (b)          Methods of Exercise.  Payment of the grant price of a Stock Appreciation Right shall be made in any form approved by the Committee at the time of grant.

10.     Terms and Conditions of Performance Stock and Performance Stock Units

          (a)          Performance Stock.  The Committee, in its discretion, may grant Performance Stock to Eligible Individuals.  An Award of Performance Stock shall consist of a Target Number of Shares granted to an Eligible Individual based on the achievement of Performance Goals over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document.

          (b)          Performance Stock Units.  The Committee, in its discretion, may grant Performance Stock Units to Eligible Individuals.  A Performance Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, a Target Number of Shares or cash based upon the achievement of Performance Goals over the applicable Performance Period.  At the sole discretion of the Committee, Performance Stock Units shall be settled through the delivery of Shares or cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the underlying Shares as of the last day of the applicable Performance Period.

11.     Certain Restrictions

          (a)          Transfers.  Unless the Committee determines otherwise on or after the date of grant, no Award shall be transferable other than by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided,  however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration (i) to a Participant’s family member, (ii) to one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) to one or more entities which are beneficially owned in whole or in part by one or more such family members or (iv) to any other individual or entity permitted under law and the rules of the NASDAQ or any other exchange that lists the Shares (collectively, “Permitted Transferees”).  Any Award transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.

          (b)          Award Exercisable Only by Participant.  During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Award has been transferred in accordance with Section 11(a) above.  The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

12.     Recapitalization or Reorganization

          (a)          Authority of the Company and Stockholders.  The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)          Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Document, the number and kind of Shares authorized for issuance under Section 5 of the Plan, including the maximum number of Shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, reverse stock spit, stock dividend, recapitalization, reorganization, reclassification, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of Shares, warrants or rights offering to purchase Shares at a price substantially below Fair Market Value, or any other corporate event affecting the Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan.  In addition, upon the occurrence of any of the foregoing events, the number and kind of Shares subject to any outstanding Award and the exercise price per Share (or the grant price per Share, as the case may be), if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants.  Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made and the extent thereof, shall be final.  Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.

13.     Term of the Plan

          Unless earlier terminated pursuant to Section 15 of the Plan, the Plan shall terminate on the fifth (5th) anniversary of the Effective Date, except with respect to Awards then outstanding.  No Awards may be granted under the Plan after the fifth (5th) anniversary of the Effective Date.

14.     Effective Date

          The Plan shall become effective on the Effective Date, subject to approval by the shareholders of the Company.

15.     Amendment and Termination

          Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension will be effective without the approval of the shareholders of the Company if such approval is required by law or under the rules of NASDAQ.  No termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof.  Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or (b) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code.

16.     Miscellaneous

          (a)          Tax Withholding.  The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any applicable tax withholding requirements.  In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to such individual to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time.  The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

          (b)          No Right to Awards or Employment.  No person shall have any claim or right to receive Awards under the Plan.  Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time.  No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time.  Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

          (c)          Securities Law Restrictions.  An Award may not be exercised or settled, and no Shares may be issued in connection with an Award, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state “blue sky” laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available.  The Committee may require each Participant purchasing or acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Shares for investment purposes and not with a view to the distribution thereof.  All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d)          Section 162(m) of the Code.  The Plan is intended to comply in all respects with Section 162(m) of the Code.

          (e)          Satisfaction of Obligations.  Subject to applicable law, the Company may apply any cash, Shares, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.

          (f)          Unfunded Plan.  The Plan is intended to constitute an unfunded plan for incentive compensation.  Prior to the issuance of Shares in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to awards hereunder.

          (g)          Award Document.  In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (h)          Headings.  The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

          (i)          Section 409A of the Code.  If any provision of the Plan or an Award Document contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or would cause an Award to be subject to interest and penalties under Section 409A of the Code, such provision of the Plan or Award Document may be modified by the Committee to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.  Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A or the regulations or guidance promulgated thereunder.

          (j)          Governing Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

VERTRUE INCORPORATED

PROXY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, NOVEMBER 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned having received notice of the 2005 Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Gary A. Johnson and James B. Duffy, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the 2005 Annual Meeting of Stockholders of the Company to be held on Thursday, November 17, 2005 at 9:30 a.m. local time at the Westin Hotel, 1 First Stamford Place, Stamford, Connecticut 06902, and any adjournments thereof, and to vote and act upon the matters listed on the reverse side in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. Shares abstained from voting and “broker non-votes” will not count as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

Address Changes:	___________________________________________________________________________________________________________

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

VERTRUE INCORPORATED 680 WASHINGTON BLVD. 11 TH FLOOR STAMFORD, CT 06901

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Vertrue Incorporated in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vertrue Incorporated, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	VERTR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VERTRUE INCORPORATED

Vote on Directors

1.	To elect the following nominees for director:				To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.
	01) Alec L. Ellison 02) Joseph A. Heid 03) Gary A. Johnson 04) Robert Kamerschen 05) Michael T. McClorey 06) Edward M. Stern 07) Marc S. Tesler	For All	Withhold All	For All Except
		☐	☐	☐

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

2.	To approve the amendment to the Vertrue Incorporated 2004 Long-Term Incentive Plan.	☐	☐	☐	4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year.	☐	☐	☐

3.	To approve the adoption of the Vertrue Incorporated 2005 Equity Incentive Plan.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE THESE SHARES BY MARKING THE VOTES ON THE ENCLOSED PROXY CARD, SIGNING AND DATING IT, AND MAILING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

For address changes, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐		NOTE:

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date